EXHIBIT 31.2

       CERTIFICATION OF CHIEF FINANCIAL OFFICER OF SUMMIT BANCSHARES, INC.

           This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly report on Form 10-Q (the "Form 10-Q") for the quarter ended September 30, 2003 of Summit Bancshares, Inc. (the "Issuer").

I, Bob G. Scott, the Executive Vice President, Chief Operating Officer, and Chief Financial Officer of the Issuer certify that:

     (i)  the Form 10-Q fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (U.S.C. 78m(a) or 78o(d)); and

     (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: November 1, 2003

                                            /s/ Bob G. Scott
                                            ------------------------------------
                                     Name:  Bob G. Scott
                                     Title: Executive Vice President and COO/CFO

Subscribed and sworn to before me on this 1st day of November, 2003.

                                            /s/ Karen S. Appel
                                            ------------------------------------
                                     Name: Karen S. Appel
                                     Title: Notary Public

My commission expires: August 5, 2006



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